                                                                   EXHIBIT 10-33

1999 EXECUTIVE INCENTIVE PLAN



                    MEASURE                        WEIGHT                      LEVEL 1                              LEVEL 2


FERMI-PLANT PERFORMANCE                              20%     Consistently excellent                Continued improving performance:
                                                             performance:  Indicators              Indicators include a capacity
                                                             include a capacity factor             factor at or above 86%, regulat-
                                                             at or above 93%, regulatory           ory performance (Licensee Event
                                                             performance (Licensee Event           Reports and Notices of Violation)
                                                             Reports and Notices of                in the top half of plants in the
                                                             Violation) in the top                 region, and an INPO rating of 2.
                                                             quartile of plants in the
                                                             region, and an INPO rating
                                                             of 1 or 2.


RESTRUCTURING:  WHILE MAINTAINING POSITIVE           20%     Board discretion on level achieved
RELATIONSHIP WITH THE MPSC, ACHIEVE THE
FOLLOWING OUTCOMES: RETAIN FERMI
RECOVERY, IMPLEMENT ELECTRIC CHOICE IN
ACCORDANCE WITH MARCH, 1999 ORDERS AND
OBTAIN MPSC PRE-APPROVAL ON IMPLEMENTATION
COSTS AND FERMI CAPITAL ADDITIONS


PRICE/EARNINGS MULTIPLE                              20%           Top Half of DJEU            Third Quartile of DJEU (44 utilities)
                                                                     (44 utilities)                (1998 - fourth quartile)


PEOPLE STRATEGY:  MILESTONES TO BE IDENTIFIED        20%                     TBD                                    TBD
AND TARGETS SET BY APRIL 30, 1999



BUSINESS GROWTH:  EARNINGS - NON-UTILITY SUBS        20%              $.55/share                                 $.45/share
MINUS HOLDING COMPANY AND DTE CAPITAL                                                                       (1998 - $.29/share)
(INTERPOLATE BETWEEN LEVEL 1 AND LEVEL 2)